EX-24

LIMITED POWER OF ATTORNEY

Know all by these present, that the undersigned, **Ray Lei Chen**, having a business address of 128 Gail Drive New Rochelle, NY 10805, hereby constitutes and appoints each of Ruth Jin, Esq. and any other employee of Moses & Singer LLP, signing singly and with full power of substitution, as the undersigned's true and lawful attorney-in-fact for the following limited purposes:

(1) to execute for and to file for on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of FutureTech II Acquisition Corp. (the "Company"), from time to time the following U.S. Securities and Exchange Commission ("SEC") forms: (i) Form 3, Initial Statement of Beneficial Ownership of Securities, including any attached documents; (ii) Form 4, Statement of Changes in Beneficial Ownership of Securities, including any attached documents; (iii) Form 5, Annual Statement of Beneficial Ownership of Securities in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents; (iv) Schedule 13D; (vi) Schedule 13G and (vii) amendments of each thereof, in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents;

(2) to do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, Form 4, or Form 5, Schedule 13D, Schedule 13G or any and all amendments thereto and any other documents in connection therewith; and

(3) to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Securities Exchange Act of 1933, as amended (the "1933" Act") or the Securities Exchange Act of 1934, as amended (the "1934 Act"). The undersigned hereby agrees to indemnify the attorneys-in-fact and the Company from and against

any demand, damage, loss, cost or expense arising from any false or misleading information provided by the undersigned to the attorneys-in-fact.

This Power of Attorney will remain in full force and effect until the undersigned is no longer required by the 1933 Act or the 1934 Act to file ongoing disclosures with the SEC. This Power of Attorney shall expire as to any individual attorney-in-fact if such attorney-in-fact ceases to be an executive officer of, or legal counsel to the Company.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of January 2024.

DocuSigned by:

Signature: Ray Chen

2A09D968891C438...

Ray Chen

EX-24

LIMITED POWER OF ATTORNEY

Know all by these present, that the undersigned, **Jonathan F McKeage,** having a business address of 128 Gail Drive New Rochelle, NY 10805, hereby constitutes and appoints each of Ruth Jin, Esq. and any other employee of Moses & Singer LLP, signing singly and with full power of substitution, as the undersigned's true and lawful attorney-in-fact for the following limited purposes:

(1) to execute for and to file for on behalf of the undersigned, in the undersigned's capacity as a director or officer of FutureTech II Acquisition Corp. (the "Company"), from time to time the following U.S. Securities and Exchange Commission ("SEC") forms: (i) Form 3, Initial Statement of Beneficial Ownership of Securities, including any attached documents; (ii) Form 4, Statement of Changes in Beneficial Ownership of Securities, including any attached documents; (iii) Form 5, Annual Statement of Beneficial Ownership of Securities in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents; (iv) Schedule 13D; (vi) Schedule 13G and (vii) amendments of each thereof, in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents;

(2) to do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, Form 4, or Form 5, Schedule 13D, Schedule 13G or any and all amendments thereto and any other documents in connection therewith; and

(3) to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Securities Exchange Act of 1933, as amended (the "1933" Act") or the Securities Exchange Act of 1934, as amended (the "1934 Act"). The undersigned hereby agrees to indemnify the attorneys-in-fact and the Company from and against

any demand, damage, loss, cost or expense arising from any false or misleading information provided by the undersigned to the attorneys-in-fact.

This Power of Attorney will remain in full force and effect until the undersigned is no longer required by the 1933 Act or the 1934 Act to file ongoing disclosures with the SEC. This Power of Attorney shall expire as to any individual attorney-in-fact if such attorney-in-fact ceases to be an executive officer of, or legal counsel to the Company.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of January 2024.

Signature: ________________

Jonathan F. McKeage

EX-24

LIMITED POWER OF ATTORNEY

Know all by these present, that the undersigned, **Neil Bush**, having a business address of 128 Gail Drive New Rochelle, NY 10805, hereby constitutes and appoints each of Ruth Jin, Esq. and any other employee of Moses & Singer LLP, signing singly and with full power of substitution, as the undersigned's true and lawful attorney-in-fact for the following limited purposes:

(4) to execute for and to file for on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of FutureTech II Acquisition Corp. (the "Company"), from time to time the following U.S. Securities and Exchange Commission ("SEC") forms: (i) Form 3, Initial Statement of Beneficial Ownership of Securities, including any attached documents; (ii) Form 4, Statement of Changes in Beneficial Ownership of Securities, including any attached documents; (iii) Form 5, Annual Statement of Beneficial Ownership of Securities in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents; (iv) Schedule 13D; (vi) Schedule 13G and (vii) amendments of each thereof, in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents;

(5) to do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, Form 4, or Form 5, Schedule 13D, Schedule 13G or any and all amendments thereto and any other documents in connection therewith; and

(6) to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Securities Exchange Act of 1933, as amended (the "1933" Act") or the Securities Exchange Act of 1934, as amended (the "1934 Act"). The undersigned hereby agrees to indemnify the attorneys-in-fact and the Company from and against

any demand, damage, loss, cost or expense arising from any false or misleading information provided by the undersigned to the attorneys-in-fact.

This Power of Attorney will remain in full force and effect until the undersigned is no longer required by the 1933 Act or the 1934 Act to file ongoing disclosures with the SEC. This Power of Attorney shall expire as to any individual attorney-in-fact if such attorney-in-fact ceases to be an executive officer of, or legal counsel to the Company.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of January 2024.

Signature: DocuSigned by: Neil Bush 9C010772C4284EC...

Neil Bush

EX-24

LIMITED POWER OF ATTORNEY

Know all by these present, that the undersigned, **Jeffrey Alan Moseley,** having a business address of 128 Gail Drive New Rochelle, NY 10805, hereby constitutes and appoints each of Ruth Jin, Esq. and any other employee of Moses & Singer LLP, signing singly and with full power of substitution, as the undersigned's true and lawful attorney-in-fact for the following limited purposes:

(4) to execute for and to file for on behalf of the undersigned, in the undersigned's capacity as a director or officer of FutureTech II Acquisition Corp. (the "Company"), from time to time the following U.S. Securities and Exchange Commission ("SEC") forms: (i) Form 3, Initial Statement of Beneficial Ownership of Securities, including any attached documents; (ii) Form 4, Statement of Changes in Beneficial Ownership of Securities, including any attached documents; (iii) Form 5, Annual Statement of Beneficial Ownership of Securities in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents; (iv) Schedule 13D; (vi) Schedule 13G and (vii) amendments of each thereof, in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents;

(5) to do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, Form 4, or Form 5, Schedule 13D, Schedule 13G or any and all amendments thereto and any other documents in connection therewith; and

(6) to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Securities Exchange Act of 1933, as amended (the "1933" Act") or the Securities Exchange Act of 1934, as amended (the "1934 Act"). The

undersigned hereby agrees to indemnify the attorneys-in-fact and the Company from and against any demand, damage, loss, cost or expense arising from any false or misleading information provided by the undersigned to the attorneys-in-fact.

This Power of Attorney will remain in full force and effect until the undersigned is no longer required by the 1933 Act or the 1934 Act to file ongoing disclosures with the SEC. This Power of Attorney shall expire as to any individual attorney-in-fact if such attorney-in-fact ceases to be an executive officer of, or legal counsel to the Company.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of January 2024.

Signature: DocuSigned by: Jeff Moseley 5304EAE19DBA449...

Jeffrey Alan Moseley

LIMITED POWER OF ATTORNEY

Know all by these present, that the undersigned, **FutureTech Partners II LLC**, having a business address of 128 Gail Drive New Rochelle, NY 10805, hereby constitutes and appoints each of Ruth Jin, Esq. and any other employee of Moses & Singer LLP, signing singly and with full power of substitution, as the undersigned's true and lawful attorney-in-fact for the following limited purposes:

(1) to execute for and to file for on behalf of the undersigned, in the undersigned's capacity as a control person of FutureTech II Acquisition Corp. (the "Company"), from time to time the following U.S. Securities and Exchange Commission ("SEC") forms: (i) Form 3, Initial Statement of Beneficial Ownership of Securities, including any attached documents; (ii) Form 4, Statement of Changes in Beneficial Ownership of Securities, including any attached documents; (iii) Form 5, Annual Statement of Beneficial Ownership of Securities in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents; (iv) Schedule 13D; (vi) Schedule 13G and (vii) amendments of each thereof, in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents;

(2) to do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, Form 4, or Form 5, Schedule 13D, Schedule 13G or any and all amendments thereto and any other documents in connection therewith; and

(3) to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Securities Exchange Act of 1933, as amended (the "1933" Act") or the Securities Exchange Act of 1934, as amended (the "1934 Act"). The undersigned hereby agrees to indemnify the attorneys-in-fact and the Company from and against any demand, damage, loss, cost or expense arising from any false or misleading information provided by the undersigned to the attorneys-in-fact.

This Power of Attorney will remain in full force and effect until the undersigned is no longer required by the 1933 Act or the 1934 Act to file ongoing disclosures with the SEC. This Power of Attorney shall expire as to any individual attorney-in-fact if such attorney-in-fact ceases to be an executive officer of, or legal counsel to the Company.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of January 2024.

Signed by:

Signature: ______________

32037E241AEF4DE...

FutureTech Partners II LLC

By Zachary C Radu

LIMITED POWER OF ATTORNEY

Know all by these present, that the undersigned, **Zachery C Radu**, having a business address of 128 Gail Drive New Rochelle, NY 10805, hereby constitutes and appoints each of Ruth Jin, Esq. and any other employee of Moses & Singer LLP, signing singly and with full power of substitution, as the undersigned's true and lawful attorney-in-fact for the following limited purposes:

(1) to execute for and to file for on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of FutureTech II Acquisition Corp. (the "Company"), from time to time the following U.S. Securities and Exchange Commission ("SEC") forms: (i) Form 3, Initial Statement of Beneficial Ownership of Securities, including any attached documents; (ii) Form 4, Statement of Changes in Beneficial Ownership of Securities, including any attached documents; (iii) Form 5, Annual Statement of Beneficial Ownership of Securities in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents; (iv) Schedule 13D; (vi) Schedule 13G and (vii) amendments of each thereof, in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents;

(2) to do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, Form 4, or Form 5, Schedule 13D, Schedule 13G or any and all amendments thereto and any other documents in connection therewith; and

(3) to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Securities Exchange Act of 1933, as amended (the "1933" Act") or the Securities Exchange Act of 1934, as amended (the "1934 Act"). The undersigned hereby agrees to indemnify the attorneys-in-fact and the Company from and against any demand, damage, loss, cost or expense arising from any false or misleading information provided by the undersigned to the attorneys-in-fact.

This Power of Attorney will remain in full force and effect until the undersigned is no longer required by the 1933 Act or the 1934 Act to file ongoing disclosures with the SEC. This Power of Attorney shall expire as to any individual attorney-in-fact if such attorney-in-fact ceases to be an executive officer of, or legal counsel to the Company.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of January 2024.

Signed by:

Signature: ____________

32037E241AEF4DE...

Zachary Radu

LIMITED POWER OF ATTORNEY

Know all by these present, that the undersigned, **Yuquan Wang**, having a business address of 128 Gail Drive New Rochelle, NY 10805, hereby constitutes and appoints each of Ruth Jin, Esq. and any other employee of Moses & Singer LLP, signing singly and with full power of substitution, as the undersigned's true and lawful attorney-in-fact for the following limited purposes:

(4) to execute for and to file for on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of FutureTech II Acquisition Corp. (the "Company"), from time to time the following U.S. Securities and Exchange Commission ("SEC") forms: (i) Form 3, Initial Statement of Beneficial Ownership of Securities, including any attached documents; (ii) Form 4, Statement of Changes in Beneficial Ownership of Securities, including any attached documents; (iii) Form 5, Annual Statement of Beneficial Ownership of Securities in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents; (iv) Schedule 13D; (vi) Schedule 13G and (vii) amendments of each thereof, in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents;

(5) to do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, Form 4, or Form 5, Schedule 13D, Schedule 13G or any and all amendments thereto and any other documents in connection therewith; and

(6) to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Securities Exchange Act of 1933, as amended (the "1933" Act") or the Securities Exchange Act of 1934, as amended (the "1934 Act"). The undersigned hereby agrees to indemnify the attorneys-in-fact and the Company from and against any demand, damage, loss, cost or expense arising from any false or misleading information provided by the undersigned to the attorneys-in-fact.

This Power of Attorney will remain in full force and effect until the undersigned is no longer required by the 1933 Act or the 1934 Act to file ongoing disclosures with the SEC. This Power of Attorney shall expire as to any individual attorney-in-fact if such attorney-in-fact ceases to be an executive officer of, or legal counsel to the Company.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of January 2024.

DocuSigned by:

Signature: Yuquan

33A6EB9795824FE...

Yuquan Wang